IDS Life Insurance Company of New York                       Life and Disability
P.O. Box 5144                                                   Income Insurance
Albany, New York 12205                                              Application

Insured Other Insured Rider (OIR)/2nd Insured Please provide both day and evening telephone numbers Please provide both day and evening telephone numbers Day (___) ____________ Evening (___) ____________ Day (___) ____________ Evening
(___) ____________ Best time to call ___________ Day ___________Evening Best time to call ___________ Day ___________ Evening

Section A Insured and Owner Information
1.    Insured: Is insured the owner ?____Yes    ____No           Other Insured Rider (OIR)_____  or 2nd Insured _____  ?
                                                                 Is OIR/2nd Insured the owner ? _____ Yes  _____No
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___ Mr.   ___ Mrs.   ___Miss   ___ Ms.                           ___ Mr.   ___ Mrs.   ___Miss   ___ Ms.
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Insured's name (first)     (full midddle)   (last)               OIR/2nd Insured's name (first)  (full midddle)    (last)

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Home address   (street)                                                Home address     (street)

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City, State,   Zip                                               City, State,   Zip

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Social Security No.                                              Social Security No.

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Birthdate      Marital Status               State of Birth       ___ Male       Birthdate        Marital Status    State of Birth
___ Male
                                                 ___ Female                                                        ___ Female
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Citizenship
___ U.S.       ___ Other _________________________________       ___ U.S.       ___ Other _________________________________
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Occupation
Self-Employed  Occupation                                        Self-Employed
                                            ___ Yes ___ No                                                         ___ Yes ___ No
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Individual occ. Income     Net worth             Household incomeIndividual occ. Income          Net worth
Household income
$                       $                   $                    $                               $                 $
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Employer name                                                    Employer name

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Address   (street)                                                     Address   (street)

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City, State,   Zip                                               City, State,   Zip

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2.    Owner    (Complete if owner is different from Insured/OIR/2nd Insured
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      ___ Mr.  ___ Mrs. Owner's name        (first)  (full middle)              (last)           Birthdate
___ Male
      ___ Miss ___ Ms.                                                                                             ___ Female
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      Home address  (street)                         Address (street)           (city)                    (state)          (zip)

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      Employer name                              Address (street)      (city)                    (state)           (zip)

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3.    Ownerships
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      ___ Individual
      ___ Business: ___ Sole Proprietorship  (03)                ___ S Corporation  (01)                  ___ Partnership  (02)
___ C Corporation  (01)
Type of Business Insurance:                 ___Buy/Sell                ___ Business Debt Protection       ___ Split Dollar
___ Key Person
                           ___ Other ________________________________  ___ Executive Bonus                ___ Deferred Compensation
                                                                                                 (nongovernmental)



      ___ Trust:        ___ Revocable       ___ Irrevocable            Name of Trust
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                    Date of Trust ________________               Trustee taxpayer identification number
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                    Name and address of Trustee
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      ___ Other
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Section B      Life Insurance
1.    Life Insurance Plan
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      Insured Amount $                                                          OIR Amount $

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                                    (You must select either Option 1 or Option 2 for theseplans)
      ___ Life Protection Plus                                   ___ Death Benefit Option 1: Initial death benefit is insured amount
      ___ Variable Universal Life II                             ___ Death Benefit Option 2: Initial death benefit is insured amount plus acccumulated cash value
      ___ Variable Universal Life II 350                         Cost of insurance is greater than Option 1.
      ___ Survivorship Variable Life (V2D)
      ___ 10-Year Term
      ___ Whole Life
      ___ Other
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      Variable Universal Life and Survivorship Variable Life Allocations
(complete financial suitability statement on signature page).
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Premium allocation: (premium amount to be directed to specific investment options within policy)
Monthly deductions: (investment options within the policy from which the cost of insurance will be deducted)
Owners tax bracket _____%  (required for VUL & V2D policies)
Investment     Premium     Monthly          Investment           Premium        Monthly          Investment        Premium Monthly
options        allocation          deductions    options               allocation       deductions                 options
allocation     deductions

Fixed               %              %        Equity                     %                %        2004-Trust        %       %
Income              %              %        Money Market               %                %        Other             %       %
Managed             %              %        Gov't securities           %                %        Other             %       %
Int'l Equity        %              %                                                                               100%    100%
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2.    Life Insurance Riders
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      ___ Other Insured Rider (OIR). Complete OIR in Section A and OIR Amount $ and Beneficiary in Section B
      ___ Waiver of Premium or Waiver of Monthly Deduction
      ___ Accidental Death Benefit of $ _________ ___ Four-Year Term of $
      __________ (V2D Only) ___ Policy Split Option (V2D Only)
      ___ Other ____________________________________________________________________________________
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      ___ Children's Insurance (CIR) _______ Units
      ___ Family Insurance (FIR) ________ Units
Children's Insurance Rider and Family Insurance Rider Information:
A. ___Mr.      ___Mrs.  Spouse information (first, middle and last name)                Birthdate                  State of birth
Height              Weight
     ___Miss   ___Ms.   ___________________________________________________________________________________________________________
B. Name(s) of children to be covered by rider(must be under age 19 and unmarried)                         Physical/mental
abnormalities at birth?
    Name (first) (full middle) (last) Birthdate Sex (If yes, explain here)
_____________________________________________________________________________________
___Yes ___No
_____________________________________________________________________________________
___Yes ___No
_____________________________________________________________________________________
___Yes ___No C. Has anyone listed above received treatment for any disease, physical or mental condition in the past five years?
      ___ Yes  ___ No
D. Is this insurance intended to replace any existing insurance and/or annuity  ___ Yes ___ No
E. If yes to C or D above, explain here
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F. Are there any children under the age of 19 and unmarried not listed above    ___ Yes ___ No
   If yes, list name, birthdate and reason for exclusion
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


Section B Life Insurance (continued)
3.    Life Insurance Premiums
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      Amount of scheduled/                  Amount paid with           Lump-sum amount to be              Premium Payment Frequency
      annual premiums                       application                                 paid on delivery of policy         ___
Monthly  ___ Quarterly
      $_______________             $ _______________             $ _______________               ___ Semiannually  ___ Annually
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Method of Payment:  ___ New Bank Authorization       ___ Add to Existing Bank Authorization account no.
-----------------------------------------
                    (BA can be set up for monthly or quarterly frequencies only. Complete attached BA form)
                    ___ Direct Billing           ___ Other
---------------------------------------------------------------------------
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4.    Life Insurance Beneficiary (for Survivorship Variable Life. Complete b. Below)
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a.    Option A. Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the insured and they will receive
               equal shares of the proceeds.

      Option B. Beneficiary is: Insured's designated spouse, if living, otherwise, the beneficiaries are the living lawful children of the insured and they will receive
               equal shares of the proceeds; provided, however, that if a child of the Insured has died before the insured, the share which the child would have received if he/she survived the Insured will be paid to his/her living lawful children in equal shares.

      Option C. Other designation
                           Insured                                              OIR
      ___ Option A      ___ Option B             ___ Option C          _____ Option A   ___ Option B      ___ Option C
For Option A or B:                                                     For Option A or B:
Insured's spouse's full name ____________________________              OIR's spouse's full name ____________________________

Option C: Other designation ____________________________               Option C: Other designation __________________________
===================================================              =================================================
Relationship to Insured ________________________________               Relationship to OIR _________________________________
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b.    Survivorship Variable Life Beneficiary designation
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====================================================================================================================================
Relationship to Insureds
----------------------------------------------------------------------------------------------------------------
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5.    Juvenile Insurance
      COMPLETE IF INSURED IS UNDER AGE 15
      Did the representative see this child? Is there similiar insurance in force or applied for on all brothers and sisters?
      ___ Yes  ___ No                                ___ Yes     ___ No         If not why?
-------------------------------------------
      Amount of life insurance already in force on the person responsible for child's primary support     $
------------------------------------------

X     ________________________________________________           X     _________________________________  __________________
      Signature of Parent or Legal Guardian                            Signature of Witness                                Date

Section C Disability Income and Business Expense Protection Insurance
1.    Disability Income Insurance Plan
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      Monthly Benefit                            Insured's Occupation Class             Waiting Period
      $ ________________________            ___ 1A   ___ 2A      ___ 3A         ___ 30 day       ___ 60 days       ___ 90 days
                                            ___ 4A   ___ 5A                     ___ 180 days     ___ 365 days
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      Duration of Benefit                                                               Premium Pattern
      ___ 1 yr ___ 3 yrs   ___ 5 yrs        ___ to age 65                                        ___ Level                 ___
Step Rate
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      Disability Provision Occupation Classes 1A, 2A & 3 A:      ___ 2 Years Occupation Protection
      Occupation Classes 4A & 5A: ___ 5 Years Occupation Protection             ___ Gradual Recovery Benefits
                                 ____ Gradual Recovery Benefits and Occupation Protection Option
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2. Disability Underwriting Information
      A. Complete description of job duties. Years of service __________                Number of hours worked per week __________
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      If self-employed: 1.Date business began ____________________     Number of employees ____________________
                    2. What % of duties are  supervisory? ____________________

B. Any contemplated change in occupation?   ___Yes   ___ No      If yes, explain
-------------------------------------------------------

C. Previous occupation if changed in the past five years
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D. Amount of unearned income       $ _______________ Source
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E. Is the insured a member of a State, Public, or Federal Retirement System?    ___ Yes ___ No
     If yes, which one? _____________________________________________________________________

F. Does teh Insured have any Disability Income Insurance through his/her employer?
___ Yes        ___ No   If yes, complete questions a - c below:
      a. Short-term at $ __________         per month for __________ months and __________ day waiting period
      b. Long-term at $ __________ per month for __________ years and __________ day waiting period
      c. Is the group disability integrated with Social Security?_____ Yes      _____ No

G. Will the insured's employer be paying the premiums for the IDS Life of New York Disability Insurance?  ___ Yes  ___ No

H. Is the Insured eligible for benefits from a required State Cash Sickness disability program?  ___ Yes  ___ No
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


Section C Disability Income and Business Expense Protection Insurance (continued)
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3.    Disability Income Insurance Riders

      ___ Other
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      ___ Social Benefits Substitute Rider $ __________ per month with waiting period of __________ days

      ___ Supplemental DI $ __________ per month for __________ months and a __________ day waiting period

      ___ Cost-of-Living Maximum __________ % (classes 2A, 3A, 4A and 5A)

      ___ Future Purchase Option $ __________ Pool Amount

      ___ Hospital Indemnity $ __________ per month











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4. Disability Income Insurance Premiums
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      Annual premiums              Amount paid with              Amount to be paid on            Premium Payment Frequency
                           application           delivery of policy                     ___ Monthly       ___ Quarterly
      $ _____________              $ _____________               $ _____________                          ___ Semiannually ___
Annually
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      Method of Payment:   ___ New Bank Authorization            ___ Add to Existing Bank Authorization account no.
------------------------------------
                        (BA can be set up for monthly or quarterly frequencies
only. Complete attached BA form.)
                        ___ Direct Billing       ___ Other
---------------------------------------------------------------------------

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Business Expense Protection Insurance
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1. Business Expense Protection Insurance Plan
    (Cannot be applied for without personal Disability Income Protection in force or applied for.)
     Complete Disability Underwriting Information Section
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      Monthly Benefit                       Insured's Occupation Class          Waiting Period                     Benefit Pattern
      $ ____________________       ___ 3A   ___ 4A   ___ 5A            ___ 30 days      ___ 60 days       ___ Level
      Submit From 38591                                                ___ 90 days                        ___ Increasing
      (Available on DI Proposal System)
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2. Business Expense Protection Insurance Premiums
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      Annual premiums              Amount paid with              Amount to be paid on            Premium Payment Frequency
                           application           delivery of policy                     ___ Monthly       ___ Quarterly
      $ _____________              $ _____________               $ _____________                          ___ Semiannually ___
Annually
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      Method of Payment:   ___ New Bank Authorization            ___ Add to Existing Bank Authorization account no.
------------------------------------
                        (BA can be set up for monthly or quarterly frequencies
only. Complete attached BA form.)
                        ___ Direct Billing       ___ Other
---------------------------------------------------------------------------
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


Section D Medical History
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Insured                                                                Other Insured Rider (OIR)/2nd Insured:
Doctor or Clinic                                                                Doctor or Clinic

1.___________________________________________                          1.___________________________________________
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Patient number             Phone number                                Patient number                              Phone number

---------------------------------------------------------------------------------
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Address             City           State         Zip                   Address          City              State            Zip

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Date last seen          Reason last seen                               Date last seen                     Reason last seen

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2. Weight _______________  Weight _______________                               2. Weight _______________ Weight _______________

3. Have you ever had or been told you had, consulted with, been tested          3. Have you ever had or been told you had,
consulted with, been tested
    for (except for an HIV test) or  treated by a doctor or medical practitioner                 for (except for an HIV test) or
treated by a doctor or medical practitioner
    for the following: (circle disorder for "YES" answers)                              for the following: (circle disorder for
"YES" answers)

      A. Cancer or tumor, unusual fatigue, disorder of the muscles, bones               A. Cancer or tumor, unusual fatigue,
disorder of the muscles, bones
          neck, back, joints, skin, liver, kidneys urinary tract, digestive or               neck, back, joints, skin, liver,
kidneys urinary tract, digestive or
          reproductive system?     ___ Yes       ___ No                             reproductive system?  ___ Yes          ___ No
Date of last consultation, test or treatment _______________________            Date of last consultation, test or treatment
-----------------------

      B. Chest pain, disorder of the heart, circulation, high blood pressure            B. Chest pain, disorder of the heart,
circulation, high blood pressure
          lung or breathing disorder, diabetes, epilepsy, stroke, or loss of                lung or breathing disorder, diabetes,
epilepsy, stroke, or loss of
          consciousness, paralysis, brain or nervous system?                                consciousness, paralysis, brain or
nervous system?
          ___ Yes       ___ No                                                        ___ Yes             ___ No
          Date of last consultation, test or treatment __________________                    Date of last consultation, test or
treatment __________________

      C. Mental Illness, depression, emotional disorder, alcohol or drug/               C. Mental Illness, depression, emotional
disorder, alcohol or drug/
          substance abuse? ___ Yes ___ No                                  substance abuse?      ___ Yes  ___ No
          Date of last consultation, test or treatment __________________                Date of last consultation, test or
treatment __________________

4. Have you ever been diagnosed or received treatment by a member of the                4. Have you ever been diagnosed or
received treatment by a member of the
    medical profession for AIDS (Acquired Immune Deficiency  Syndrome)              medical profession for AIDS (Acquired Immune
Deficiency  Syndrome)
    or ARC (AIDS-Related Complex?) ___ Yes  ___ No                         or ARC (AIDS-Related Complex?) ___ Yes  ___ No
     Date of last consultation or treatment ________________                        Date of last consultation or treatment
----------------

5. Within the past five years have you stayed overnight in a hospital or                5. Within the past five years have you
stayed overnight in a hospital or
    gone to an emergency room for any illness, or injury, been to a medical                  gone to an emergency room for any
illness, or injury, been to a medical
    clinic, therapist or doctor, or presently have a physical impairment or                  clinic, therapist or doctor, or
presently have a physical impairment or
    illness not listed above?      ___ Yes  ___ No                                           illness not listed above?     ___ Yes
___ No
    Date of last consultation or treatment ____________________                      Date of last consultation or treatment
--------------------
    If yes, give reason: __________________________________________                 If yes, give reason:
------------------------------------------
    ----------------------------------------------------------
----------------------------------------------------------
    ----------------------------------------------------------
----------------------------------------------------------

6. Have you smoked cigarettes in the past 12 months?                                    6. Have you smoked cigarettes in the past
12 months?
    ___ Yes    ___ No                                                      ___ Yes      ___ No
    Have you ever smoked cigarettes         ___ Yes  ___ No                         Have you ever smoked cigarettes___ Yes ___ No
    Date ceased smoking cigarettes _______________________________                  Date ceased smoking cigarettes
-------------------------------
   Have you used tobacco in any other form? ___ Yes  ___ No                Have you used tobacco in any other form?        ___ Yes
___ No
   If yes, what is used? _________________________________________                  If yes, what is used?
----------------------------------------
   What amount? _____________________________________________              What amount?
---------------------------------------------
   Date last used? ____________________________________________            Date last used?
--------------------------------------------

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


Section E Underwriting Information
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Insured:                                                               Other Insured Rider (OIR)/2nd Insured

1.Do you have any current plans to travel outside of the United States          1.Do you have any current plans to travel outside
of the United States
   ___ Yes     ___ No                                                      ___ Yes      ___ No
   If yes, where ___________________________________________ If yes, where
   ___________________________________________ For how long ________________
   Reason _______________ For how long ________________ Reason _______________
   ======================================================                  ======================================================

2. During the past five years have you:                                         2. During the past five years have you:
   A. Flown, or do you contemplate flying as a pilot, student pilot or crew                 A. Flown, or do you contemplate flying
as a pilot, student pilot or crew
        member?     ___ Yes        ___ No                                                member? ___ Yes  ___ No

   B. Participated in or do you contemplate participating in motorcycle riding          B. Participated in or do you contemplate
participating in motorcycle riding
      racing (automobile, snowmobile, motorcycle, boat), skin/scuba diving                  racing (automobile, snowmobile,
motorcycle, boat), skin/scuba diving
      skydiving, hang-gliding or other similar activities?                                           Skydiving, hang-gliding or
other similar activities?
      ___ Yes  ___ No                                                      ___ Yes      ___ No
     If yes, what activity? _________________________________________               If yes, what activity?
-----------------------------------------
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Insured
3. Have you ever had an application for insurance declined, postponed or modified in any way?    ___ Yes  ___ No
    If yes, provide date _________________________ Company name ________________________________________________
    Reason ________________________________________________________________________________________________

4. Will this insurance replace any existing insurance or annuity policies?      ___ Yes ___ No
    If                                                           replacing an
                                                                 existing IDS
                                                                 Life of NY
                                                                 policy, the
                                                                 cash value
                                                                 should be ___
                                                                 rolled to the
                                                                 new IDS Life of
                                                                 NY policy ___
                                                                 returned to the
                                                                 client

5. List any annuities or life or disability income insurance currently in force or applied for:
                    Plan           Policy        Ins. Amount/          D.I.yrs                   ADB               Will this
Company name        type           number        mo. Income            payable                   amount            be replaced?*
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-----------------------------------------------------------------------------------------------------------------------------------

* If the insurance applied for will replace any existing insurance, Submit
Replacement form(s) if required.
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Insured Rider (OIR)/2nd Insured
3. Have you ever had an application for insurance declined, postponed or modified in any way?    ___ Yes  ___ No
    If yes, provide date _________________________ Company name ________________________________________________
    Reason ________________________________________________________________________________________________

4. Will this insurance replace any existing insurance or annuity policies?      ___ Yes ___ No
    If                                                           replacing an
                                                                 existing IDS
                                                                 Life of NY
                                                                 policy, the
                                                                 cash value
                                                                 should be ___
                                                                 rolled to the
                                                                 new IDS Life of
                                                                 NY policy ___
                                                                 returned to the
                                                                 client

5. List any annuities or life or disability income insurance currently in force or applied for:
                    Plan           Policy        Ins. Amount/          D.I.yrs                   ADB               Will this
Company name        type           number        mo. Income            payable                   amount            be replaced?*
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------------------------------------------------------------------------------------------------------------------------------------

* If the insurance applied for will replace any existing insurance, Submit Replacement form(s) if required.
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


IDS Life Insurance Company of New York                                                 Life and Disability
P.O. Box 5144                                                                             Income Insurance
Albany, New York 12205                                                                  Application





Agreement and Signature
-------------------------------------------------------------------------------------------------------------

Agreement
By signing this application, you acknowledge all of the following terms and conditions.

Adequate information. You have received the IDS Life of New York's Client Information Practices, and you have read and understood it.

When coverage begins. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

 The owner has paid the full first premium, according to the mode of premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

The Insured has submitted the initial medical examination requirements and other information required by the company's written underwriting rules; and

The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: (a)the date of this application; or (b) the completion of the initial medical examination requirements and other information required by the company's written underwriting rules for the Insured's age and amount of insurance applied for

In cases where the Insured is not insurable for the plan or the amount or at the rate applied for, coverage begins if and when the company includes that person under a policy accepted by the owner.

For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin. (This limitation is subject to the incontestability provision in the policy.)

Amount of Life Insurance coverage. Before the policies are delivered, each Insured will be covered for the lesser of: 1) the total amount requested for that Insured; or 2) $150,000. Coverage requested on this and other IDS Life of New York applications will be totaled and subject o this $150,000 maximum. Inforce coverage is not subject to this limitation.

Company's responsibilities. You understand that:

Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President Secretary and Assistant Secretary;

If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and

By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy. However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.

Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

Release of Information. You understand and agree that the company will use and release information about you as described in the attached IDS Life of New York's Client Information Practices. You may inform us not to use information for certain marketing purposes described in IDS Life of New York's Client Information Practices.

Qualified Plans only. You certify that the plan under Ownership of the insurance application is qualified under Section 401 (a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

Declaration
You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

Certification
You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that the names, addresses and Social Security (taxpayer ID) numbers provided in this application are true, correct and complete.


                                                     Client Copy

Financial Suitability Statement
Variable Life/Survivorship Variable Life. If you have applied for this type of insurance, check each of the following to acknowledge that you have received and read them: ___ Adequate information. You have received the current prospectus for the policy applied for and any funds involved.

___ Illustrations. You acknowledge that illustrations of benefits, including death benefits, policy values and cash surrender values are available upon request.

___ Purpose. You agree that this variable type of insurance is in accord with your insurance and financial objectives. ___ You understand that there can be no assurance that such objectives will be achieved. ___ Your risk tolerance for investment is ___ Low ___ Medium ___ High ___ Your specific long-term goals and objectives are ___ Protection ___ Tax Deferral ___ Capital Appreciation
___Stability of Principal

___   Variables values. The amount of Death Benefit, duration of coverage and
 Policy Values can both increase and decrease, however, the Death Benefit will never be less than any Guaranteed Minimum Death Benefit.

___ Fees and charges. The fees and charges (including possible surrender charges) have been explained to you and are also explained in detail in the policy.

Life Protection Plus/ Universal Life Insurance. If you have applied for this type of insurance, you acknowledge that you have been informed that (1) the company may periodically change the current interest rate being credited on cash values, and that (2) that surrender charges may apply in certain circumstances.

Authorization to obtain Information - IDS Life Insurance Company of New York

      You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, employer, and consumer reporting agency having medical and other information about you and your minor children to give that information to the company or its reinsurer. You understand
      that the company will use this information to determine eligibility for insurance and benefits. You acknowledge that your medical records, including any
      alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2. You authorize the company to obtain investigative consumer reports on you and your minor children. You understand that you
have the right to request
      a personal interview if an investigative consumer report is obtained. You agree that a photographic copy of this authorization will be a valid as the original. You agree that this authorization will be valid for two and one-half years from the date shown below. You acknowledge that you have received a copy of this authorization.
--------------------------------------------------------------------------------
                                            -Disability Income Insurance Only-

      Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a
      fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.
--------------------------------------------------------------------------------

Signatures (Insureds under age 15 need not sign)

Insured (base plan) X ________________________________________   OIR/2nd Insured X
--------------------------------------------------

FIR Spouse X ______________________________________________      OIR Insured X
-----------------------------------------------------

Owner's signature (omit if owner already signed as an insured) X
----------------------------------------------------------------------------

Signed on (date) _____ -_____ - _____,           (state) _______________________
_________        at (city)
-------------------------------------

Receipt
--------------------------------------------------------------------------------
All checks must be completed in full and be made payable to the company (not to the representative)
Received from X _______________________________________          the sum of $ ________________________________ with this
application.
___ No money paid with this application

Representative's Report
-----------------------------------------------------------------------------------------------------------------------------------
Is insured related to representative?       ___ Yes ___ No             If yes, give relationship
------------------------------------------------------------

You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application.

To the best of your knowledge and belief the information provided on Page 7 of this application regarding replacement of existing
insurance and annuities is true
and accurate.
Representative's Signature X _____________________________________________      No. _____________         Area Office
------------------------
Compensation __________%   Phone (       ) __________________________________           Team ID __________________________________
Representative's name  (print) _________________________________________________________
Joint Representative's signature X _________________________________________    No. _____________         Area Office
-------------------------
Compensation __________%   Phone (       ) __________________________________           Team ID __________________________________
Compensation percentages must equal 100%

IDS Life Insurance Company of New York                                                 Life and Disability
P.O. Box 5144                                                                             Income Insurance
Albany, New York 12205                                                                  Application





Agreement and Signature
-------------------------------------------------------------------------------------------------------------

Agreement
By signing this application, you acknowledge all of the following terms and conditions.

Adequate information. You have received the IDS Life of New York's Client Information Practices, and you have read and understood it.

When coverage begins. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

 The owner has paid the full first premium, according to the mode of premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

The Insured has submitted the initial medical examination requirements and other information required by the company's written underwriting rules; and

The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: ((a)the date of this application; or (b) the completion of the initial medical examination requirements and other information required by the company's written underwriting rules for the Insured's age and amount of insurance applied for

In cases where the Insured is not insurable for the plan or the amount or at the rate applied for, coverage begins if and when the company includes that person under a policy accepted by the owner.

For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin. (This limitation is subject to the incontestability provision in the policy.)

Amount of Life Insurance coverage. Before the policies are delivered, each Insured will be covered for the lesser of: 1) the total amount requested for that Insured; or 2) $150,000. Coverage requested on this and other IDS Life of New York applications will be totaled and subject o this $150,000 maximum. Inforce coverage is not subject to this limitation.

Company's responsibilities. You understand that:

Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President Secretary and Assistant Secretary;

If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and

By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy. However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.

Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

Release of Information. You understand and agree that the company will use and release information about you as described in the attached IDS Life of New York's Client Information Practices. You may inform us not to use information for certain marketing purposes described in IDS Life of New York's Client Information Practices.

Qualified Plans only. You certify that the plan under Ownership of the insurance application is qualified under Section 401 (a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

Declaration
You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

Certification
You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that the names, addresses and Social Security (taxpayer ID) numbers provided in this application are true, correct and complete.


                                                     Home Office Copy

Financial Suitability Statement
Variable Life/Survivorship Variable Life. If you have applied for this type of insurance, check each of the following to acknowledge that you have received and read them: ___ Adequate information. You have received the current prospectus for the policy applied for and any funds involved.

___ Illustrations. You acknowledge that illustrations of benefits, including death benefits, policy values and cash surrender values are available upon request.

___ Purpose. You agree that this variable type of insurance is in accord with your insurance and financial objectives. ___ You understand that there can be no assurance that such objectives will be achieved. ___ Your risk tolerance for investment is ___ Low ___ Medium ___ High ___ Your specific long-term goals and objectives are ___ Protection ___ Tax Deferral ___ Capital Appreciation
___Stability of Principal

___   Variables values. The amount of Death Benefit, duration of coverage and Policy Values can both increase and decrease, however, the Death Benefit will
      never be less than any Guaranteed Minimum Death Benefit.

___ Fees and charges. The fees and charges (including possible surrender charges) have been explained to you and are also explained in detail in the policy.

Life Protection Plus/ Universal Life Insurance. If you have applied for this type of insurance, you acknowledge that you have been informed that (1) the company
      may periodically change the current interest rate being credited on cash values, and that (2) that surrender charges may apply in certain circumstances.

Authorization to obtain Information - IDS Life Insurance Company of New York

You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, employer, and consumer reporting agency having medical and other information about you and your minor children to give that information to the company or its reinsurer. You understand that the company will use this information to determine eligibility for insurance and benefits. You acknowledge that your medical records, including any alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2. You authorize the company to obtain investigative consumer reports on you and your minor children. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You agree that a photographic copy of this authorization will be a valid as the original. You agree that this authorization will be valid for two and one-half years from the date shown below. You acknowledge that you have
received          a         copy         of         this          authorization.
--------------------------------------------------------------------------------
-Disability Income Insurance Only-

      Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a
      fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.
-------------------------------------------------------------------------------

Signatures (Insureds  under age 15 need not sign)

Insured (base plan) X ________________________________________   OIR/2nd Insured X
--------------------------------------------------

FIR Spouse X ______________________________________________      OIR Insured X
-----------------------------------------------------

Owner's signature (omit if owner already signed as an insured) X
----------------------------------------------------------------------------

Signed on (date) _____ -_____ - _____,           (state) ________________________________        at (city)
-------------------------------------

Receipt
--------------------------------------------------------------------------------
All checks must be completed in full and be made payable to the company (not to the representative)
Received from X _______________________________________          the sum of $ ________________________________ with this
application.
___ No money paid with this application

Representative's Report
--------------------------------------------------------------------------------
Is insured related to representative?       ___ Yes ___ No             If yes, give relationship
------------------------------------------------------------

You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application.

To the best of your knowledge and belief the information provided on Page 7 of this application regarding replacement of existing
insurance and annuities is true
and accurate.
Representative's Signature X _____________________________________________      No. _____________         Area Office
------------------------
Compensation __________%   Phone (       ) __________________________________           Team ID __________________________________
Representative's name  (print) _________________________________________________________
Joint Representative's signature X _________________________________________    No. _____________         Area Office
-------------------------
Compensation __________%   Phone (       ) __________________________________           Team ID __________________________________
Compensation percentages must equal 100%

IDS Life Insurance Company of New York                                                 Life and Disability
P.O. Box 5144                                                                             Income Insurance
Albany, New York 12205                                                                  Application



IDS Life of New York's Client Information Practices "You Feel Your Privacy Is Important . . . So Do We."
-------------------------------------------------------------------------------------------------------------

ThankYou for Choosing IDS Life of NewYork...

Now that you've completed an application for insurance with us, you are probably wondering why we've asked so many questions and how we intend to use the information you've provided.

Why We Collect Information
-------------------------------------------------------------------------------------------------------------

Everyone applies for insurance coverage at "standard" premium rates, which are set to cover the costs of insuring persons in good health who have nonhazardous occupations and recreations.

We gather information about all applicants, so that we can decide whether they are eligible for the insurance requested at our "standard" rates or if they must pay more or cannot be insured by us at all.

If we cannot provide the coverage which you have requested or must charge you more than our "standard" rate, we will notify you of our decision in writing and explain our reasons.

What Types of Information We May Collect

Besides the information in your application, we may also gather other information about you and your family members concerning. lifestyle, character, general reputation, mental and physical health history, habits, use of alcohol and drugs, driving record, past and present employment and job duties, finances, other insurance coverage and participation in hazardous activities.

Where and How We Collect Information

By signing your application, you have given us written authorization to gather information in person, by phone or mail from consumer reporting agencies, the Medical Information Bureau (MIB), medical practitioners, institutions and organizations, public and financial record sources, other insurance companies and agents, friends, neighbors and associates, for the purpose of underwriting this insurance application or investigating a claim for insurance benefits.

Consumer Reporting Agencies

An investigative consumer report may be requested to collect information to help us determine your insurability. This report would include information on your lifestyle, character, general reputation and personal characteristics such as health, occupation and finances. The consumer reporting agency would gather this information through interviews with you, your family, business associates, friends and financial institutions.

If we order an investigative consumer report about you, you have the right to request an interview by indicating that request in the Notes Section on the front of the application. The agency may keep a copy of the report and disclose it to others having a legitimate need for such information. Upon request, the agency will provide you with a copy of the report and explain their retention and release practices.

Medical Information Bureau, Inc. (MIB)

The Medical Information Bureau, Inc. is a nonprofit organization which operates as an information exchange for its members. IDS
Life Insurance Company of New York is a member of MIB.

We make reports to the MIB on factors affecting your insurability. We will not inform MIB of our decision on your application. If you subsequently apply to another Bureau member company for life or health insurance or submit a claim for benefits, MIB will, upon request, supply that company with information in its file. IDS Life Insurance Company of New York or its reinsurers may also release information in its files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.










                                                     Client Copy

Upon written request, the MIB will arrange for a disclosure to you of any information it may have on you on file (medical information may be disclosed to a physician designated by you rather than to you directly). If you feel a consumer reporting agency or the MIB has incorrect information about you in its files, you can contact the consumer reporting agency or the MIB to seek a correction in accordance with the Fair Credit Reporting Act procedures.

The Medical Information Bureau's (MIB) address and phone number are:

      MIB, Inc.
      Post Office Box 105
      Essex Station
      Boston, Massachusetts 02112
      (617) 426-3660

How We May Use the Information Collected

We use the information collected in connection with your policy primarily to determine whether you are eligible for IDS Life Insurance Company of New York coverage. We and other companies owned by American Express Financial Corporation will also use the information to give you service for your insurance policy and other accounts you may have with us. However, medical information and investigative consumer reports are used only in servicing the policy or account for which they were obtained. Additionally, our representative will use the information to advise and inform you about other products and services.

We may provide information collected in connection with your policy to the following organizations to enable them to perform business functions for IDS Life Insurance Company of New York:

The Medical Information Bureau (MIB). We will provide the MIB limited information as described above.

Insurers, organizations and persons which perform business, professional or insurance functions for us.

Persons or organizations doing research studies, as long as the information does not identify you.

We may use information, excluding medical information and consumer reports, to send you literature about other products and services available. We may also provide limited information, including your name, address and telephone number to a company outside of IDS Life Insurance Company of New York so it can send you information about a product or service that we believe could be appropriate for you. If you object to one or both of these uses of information, please indicate this in the Notes Section of the front of the application.

What Information We May Release to Others

We treat all information about you confidentially. Except as described above, we will not release information about you to others unless you or a representative whom you have authorized in writing have consented or asked us to do so or we are required by law or other regulatory authority. For example, we may be required to release information about you to law enforcement or government agencies, other insurers, agents or organizations with whom we become involved in the course of detecting, prosecuting or preventing an insurance fraud or misrepresentation.

How to Review or Correct the Information We Gathered

Upon your written request, we will provide you with a summary or copy of the information we have gathered about you. At our option, we may release medical information directly to you or to a physician of your choice. We will not send you information collected in expectation of or in connection with any claim, civil or criminal proceeding.

If you feel any information in our files is incorrect or incomplete, we will review it. If we agree with you, we will make any necessary corrections, and upon your request, inform anyone who received such information from us in the past two years. If we do not agree, you may give us a brief statement which we will include with any future disclosures and also send to anyone who received information from us in the past two years.

Our address is:

      IDS Life Insurance Company of New York
      P.O. Box 5144
      Albany, New York 12205




39430C                                                            (6/96)




                                                     Client Copy
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